UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2017

U.S. BANCORP

(Exact name of registrant as specified in its charter)

1-6880

(Commission File Number)

DELAWARE	41-0255900
(State or other jurisdiction	(I.R.S. Employer Identification
of incorporation)	Number)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices and zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 18, 2017, U.S. Bancorp (the “Company”) issued a press release reporting quarter ended December 31, 2016 results, and posted on its website its 4Q16 Earnings Conference Call Presentation, which contains certain additional historical and forward-looking information relating to the Company. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The information included in the press release is considered to be “filed” under the Securities Exchange Act of 1934. The 4Q16 Earnings Conference Call Presentation is included as Exhibit 99.2 hereto and is incorporated herein by reference. The information included in the 4Q16 Earnings Conference Call Presentation is considered to be “furnished” under the Securities Exchange Act of 1934. The press release and 4Q16 Earnings Conference Call Presentation contain forward-looking statements regarding the Company and each includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1	Press Release issued by U.S. Bancorp on January 18, 2017, deemed “filed” under the Securities Exchange Act of 1934.

99.2	4Q16 Earnings Conference Call Presentation, deemed “furnished” under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By /s/ Craig E. Gifford
Craig E. Gifford
Executive Vice President and Controller

DATE: January 18, 2017